KeyBank National Association, as Agent

for itself and the other Lenders

225 Franklin Street

Boston, Massachusetts 02110

April 1, 2013

Agent's Fee Letter

CONFIDENTIAL

TNP SRT Secured Holdings, LLC

TNP SRT San Jacinto, LLC

TNP SRT Craig Promenade, LLC

TNP SRT Aurora Commons, LLC

TNP SRT Willow Run, LLC

TNP SRT Visalia Marketplace LLC

4695 MacArthur Court, Suite 1100

Newport Beach, California 92660

Ladies and Gentlemen:

This letter is the Fee Letter referred to in that certain Forbearance Agreement of even date herewith (as amended from time to time, the “Forbearance Agreement”) by and among you, KeyBank National Association (“KeyBank”), as Lender and Agent. This Fee Letter sets forth fees not described in the Forbearance Agreement and certain other matters. All capitalized terms used in this Fee Letter and not otherwise defined shall have the meanings assigned to such terms in the Forbearance Agreement.

To induce each of Agent and each Lender to execute and deliver the Forbearance Agreement in their respective capacities as the Agent and Lenders, you hereby agree to pay to Agent, for the pro rata account of the Lenders, a forbearance fee in an amount equal to $192,187.28, payable to Agent, for the benefit of the Lenders, with fifty percent (50%) of such fee payable upon the execution and delivery of the Forbearance Agreement and fifty percent (50%) of such fee payable upon the earlier to occur of the Forbearance Expiration Date or the date the Loans are repaid in full.

All of the fees payable hereunder or pursuant hereto shall be payable in immediately available funds, shall be deemed fully earned when due and payable and, once paid, shall be non-refundable. Agent and Lenders may allocate among its affiliates, any of the fees payable to it in this Fee Letter in its sole discretion.

You hereby agree to keep this Fee Letter and its contents strictly confidential in accordance with the confidentiality provisions set forth in the Credit Agreement.

This Fee Letter may be executed in counterparts which, when taken together, shall constitute one and the same document. Delivery of an executed counterpart of a signature page of this Fee Letter by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Fee Letter. This Fee Letter, together with the Loan Documents, embodies the entire agreement and understanding among Agent, Lenders and you with respect to the specific matters set forth above and supersedes all prior agreements and understandings relating to the subject matter hereof. This Fee Letter may not be amended or any provision hereof waived or modified except by an instrument in writing signed by Agent, the necessary Lenders and you. No party has been authorized by Agent or any Lender to make any oral or written statements inconsistent with this letter.

This Fee Letter shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts without regard to principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby. Any right to trial by jury with respect to any claim or action arising out of this Fee Letter or conduct in connection with this agreement is hereby waived.

This Fee Letter may not be assigned by you without the prior written consent of Agent and the necessary Lenders.

(The next page is the signature page.)

Very truly yours,

KEYBANK NATIONAL ASSOCIATION, as agent

By:	/s/ Kathleen Ahern
Kathleen Ahern, Senior Banker

Accepted and Agreed to in all respects:

TNP SRT SECURED HOLDINGS, LLC, a Delaware limited liability company

By:	TNP Strategic Retail Operating Partnership, LP, its sole member

By:	TNP Strategic Retail Trust, Inc., its general partner

	By:	/s/ Dee R. Balch
Print Name: Dee R. Balch
Title: CFO

TNP SRT SAN JACINTO, LLC, a Delaware limited liability company

By	TNP SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Dee R. Balch
Print Name: Dee R. Balch
Title: CFO

TNP SRT CRAIG PROMENADE, LLC, a Delaware limited liability company

By	TNP SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Dee R. Balch
Print Name: Dee R. Balch
Title: CFO

TNP SRT AURORA COMMONS, LLC, a Delaware limited liability company

By	TNP SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Dee R. Balch
Print Name: Dee R. Balch
Title: CFO

TNP SRT WILLOW RUN, LLC, a Delaware limited liability company

By	TNP SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Dee R. Balch
Print Name: Dee R. Balch
Title: CFO

TNP SRT VISALIA MARKETPLACE, LLC, a Delaware limited liability company

By	TNP SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Dee R. Balch
Print Name: Dee R. Balch
Title: CFO